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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported): January 29, 2007

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                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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            Delaware                   000-28139               91-1715963
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On January 29, 2007, Blue Coat Systems, Inc. ("Blue Coat" or the "Company") announced that the Nasdaq Stock Market has notified the Company that it will continue the listing of Blue Coat Common Stock pending a review by the Listing and Hearing Review Council of the Nasdaq Stock Market (the "Listing Council"). The Listing Council has called for review the earlier decision of the Nasdaq Listing Qualifications Panel (the "Panel") requiring Blue Coat to file all required restatements and delinquent periodic reports by January 29, 2007, and has stayed any suspension of trading of Blue Coat's securities pending further action by the Listing Council.

Blue Coat may submit additional information to the Listing Council by March 30, 2007. The Listing Council will then review the Panel's decision on the written record. There can be no assurance that the Listing Council will determine that Blue Coat should remain listed on Nasdaq subsequent to March 30, 2007. As Blue Coat reported previously, on November 13, 2006 the Panel notified Blue Coat that it had determined to continue Blue Coat's listing subject to the filing by January 29, 2007 of all required restatements, delinquent periodic reports, communication with the Panel about the results of the independent committee's investigation, and compliance with all other requirements for continued listing on the Nasdaq Stock Market. On January 18, 2007, Blue Coat requested an extension of the January 29, 2007 deadline because Blue Coat, in consultation with its independent accountants, recently decided to seek pre-clearance of its proposed accounting treatment for the financial restatements by submitting a letter to the Office of the Chief Accountant (the "OCA") of the Division of Corporation Finance, U.S. Securities and Exchange Commission. Blue Coat expects to submit its letter to the OCA during the week of January 29, 2007. Blue Coat expects to file all required restatements and delinquent periodic reports promptly upon receiving pre-clearance from OCA.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

        99.1 Press Release dated January 29, 2007, announcing notification from the Nasdaq Stock Market.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUE COAT SYSTEMS, INC.


DATE: January 29, 2007                        By:  /s/ Brian NeSmith
                                                   -----------------------------
                                                   Brian NeSmith
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)